UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
September 12, 2024
Date of Report
(Date of earliest event reported)

SYNCHRONY FINANCIAL
(Exact name of registrant as specified in its charter)

Delaware	001-36560	51-0483352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Long Ridge Road
Stamford,	Connecticut	06902
(Address of principal executive offices)		(Zip Code)
(203) 585-2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SYF	New York Stock Exchange
Depositary Shares Each Representing a 1/40th Interest in a Share of 5.625% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SYFPrA	New York Stock Exchange
Depositary Shares Each Representing a 1/40th Interest in a Share of 8.250% Fixed Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B	SYFPrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)On September 12, 2024, the Board of Directors (the “Board”) of Synchrony Financial (the “Company”), elected Mr. Daniel Colao as a director of the Company and appointed him to serve on the Risk and Technology Committees of the Board, effective October 1, 2024.
Mr. Colao will participate in the same compensation program as each of the Company’s other independent, non-management directors. Under the program, Mr. Colao will receive annual compensation of $265,000, of which $100,000 will be paid in cash and $165,000 will be paid in Company restricted stock units. He will also receive additional annual cash compensation of $20,000 for service on the Risk Committee and $15,000 for service on the Technology Committee.
In connection with joining the Board, Mr. Colao entered into the Company’s standard form of indemnification agreement. The indemnification agreement provides Mr. Colao with contractual rights to indemnification and expense advancement rights under the Company’s bylaws, as well as contractual rights to additional indemnification as provided in the indemnification agreement. The form of indemnification agreement was previously filed with the Securities and Exchange Commission on August 1, 2014 as Exhibit 10.89 of Amendment No. 1 to the Company’s Registration Statement on Form S-1 (333-197244).
There are no arrangements or understandings between Mr. Colao and any other person pursuant to which he was selected as a director. There are no relationships or transactions to which Mr. Colao is a party that would require disclosure under Item 404(a) of Regulation S-K.
A copy of the press release announcing the election of Mr. Colao is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being furnished as part of this report:

Number	Description

99.1	Press Release dated September 17, 2024
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONY FINANCIAL

Date: September 17, 2024	By:	/s/ Brian D. Doubles
	Name:	Brian D. Doubles
	Title:	President and Chief Executive Officer